AMENDMENT NO. 1 TO
RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Rights Agreement dated as of May 5, 2000 (the “Agreement”) is made as of November __, 2002, by and among Structural Proteomics, Inc., a New Jersey corporation (“SP”), Richard Fine, Boris Klebansky and Arnold Hagler (collectively, the “Founders”) and Discovery Partners International, Inc., a Delaware corporation (“DPI”).

RECITALS

WHEREAS, SP, the Founders and DPI are parties to the Agreement;

WHEREAS, concurrently herewith, each of the Founders has entered into separate stock purchase arrangements with DPI pursuant to which DPI will purchase from the Founders all of the outstanding capital stock of SP not currently held by DPI; and

WHEREAS, SP, the Founders and DPI desire to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Amendment and the Agreement, the parties hereby agree as follows:

1.        Sections Amended. Sections 2, 3, 4 and 5 of the Agreement are hereby deleted in their entirety.

2.        Effect of Amendment. Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3.        Miscellaneous Provisions.

(a)    Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

(c)    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the date first above written.

STRUCTURAL PROTEOMICS, INC.
By:

Name:

Title:

DISCOVERY PARTNERS INTERNATIONAL, INC.
By:

Name:

Title:

RICHARD FINE

BORIS KLEBANSKY

ARNOLD HAGLER